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                                                                  EXHIBIT (a)(3)

                            CREDIT DEPOT CORPORATION
                          NOTICE OF GUARANTEED DELIVERY
                FOR CONVERSION OF 9% CONVERTIBLE PREFERRED STOCK
                        OR 10% CONVERTIBLE SECURED NOTES

         As set forth in "Conversion Offer Procedures" of the Offering Circular (as defined below), this form or one substantially equivalent hereto must be used to convert shares of 9% Convertible Preferred Stock (the "Preferred Stock") or 10% Convertible Secured Notes (the "Notes") pursuant to the Conversion Offer (as defined below) if certificates for shares of Preferred Stock or Notes of Credit Depot Corporation, a Delaware corporation, are not immediately available or time will not permit all documents required by the Letter of Transmittal to reach the Conversion Agent by the Expiration Date (as defined in the Offering Circular). Such form may be delivered by hand or transmitted by telegram, facsimile transmission, mail or hand delivery to the Conversion Agent. See "Conversion Offer Procedures" of the Offering Circular.

                 TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                CONVERSION AGENT

                                    By Mail:
                            Two Broadway, 19th Floor
                            New York, New York 10004

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 509-5150

                          By Hand or Overnight Courier:
                            Two Broadway, 19th Floor
                            New York, New York 10004

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby delivers to Credit Depot Corporation, a Delaware corporation, for conversion and upon the terms and subject to the conditions set forth in the Offering Circular dated September 23, 1997 (the "Offering Circular") and the related Letter of Transmittal (which together constitute the "Conversion Offer"), receipt of which is hereby acknowledged, the




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number of Preferred Stock or Notes indicated below pursuant to the guaranteed delivery procedure set forth in the Conversion Offer.

Number of Preferred Stock shares:

Certificate Nos.  (if available):

Principal Amount of Notes:

Name(s) of Record Holder(s):
(PLEASE TYPE OR PRINT)

Address:

Area Code and
Telephone No.:

SIGN HERE

Signature(s):
             --------------------------------
Dated:


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                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the conversion of the Preferred Stock and/or Notes effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees to deliver to the Conversion Agent, at its address set forth above, the certificate(s) representing all Preferred Stock and/or Notes for delivered for conversion, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Conversion Offer), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five Nasdaq National Market ("Nasdaq") trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ---------------------- -------------------------------------
Address:                                     (Authorized Signature)
         --------------------------
                                    Title:
-----------------------------------       -------------------------------
           (Zip Code)               Name:
                                         --------------------------------
Area Code and                                   (Please type or print)
Telephone Number:                   Date:
                 ------------------      --------------------------------

NOTE: DO NOT SEND PREFERRED STOCK CERTIFICATES OR NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. PREFERRED STOCK CERTIFICATES OR NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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